UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2011

INDEPENDENT FILM DEVELOPMENT CORPORATION
(Name of small business issuer specified in its charter)

Nevada	000-53103	56-2676759
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

6399 Wilshire Blvd. suite 507

Los Angeles, California 90048
(Address of principal executive offices)

(310) 295-1711
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)  Non-Reliance on Previously Issued Financial Statements or Related Audit Report orCompleted Interim Review

On August 12, 2011, the Board of Directors discovered, as a result of the review of its Form 10-Q for the period ended June 30, 2011 by its new independent accountant, that a mistake was made in the booking of 2,050,000 shares of common stock.  The shares were valued incorrectly and shown as outstanding. The shares were authorized to be issued by the Board but had not been issued. The registrant is filing an amendment to its Form 10-Q for the period ended March 31, 2011 to correct the error.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2011	INDEPENDENT FILM DEVELOPMENT CORP.
/s/ Jeff Ritchie Jeff Ritchie Chief Executive Officer